SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2001


                                GSE Systems, Inc.

             (Exact name of registrant as specified in its charter)
Delaware                          0-26494               52-1868008
--------------------------- --------------- ---------------------------
(State or other jurisdiction     (Commission         (I.R.S. employer
   of incorporation)             file number)        identification no.)

9189 Red Branch Road, Columbia, MD                21045
------------------------------------------------- -----------
(Address of principal executive offices)          (zip code)


Registrant's telephone number, including area code: (410) 772-3500

-------------------------------------------------------------------------------

(Former name or former address, if changed since last report)

Item 5.  Other Events

The following information is deemed by registrant to be of importance to security holders.

     (a) On September 13, 1999, GSE Systems, Inc. ("Registrant") issued Warrant Agreements to stockholders GP Strategies Corporation and ManTech International Corporation in consideration for their respective guarantees/support services in connection with Registrant's credit facilities. The essential terms and conditions of each Warrant Agreement are as follows: (1) number of warrants:
150,000 shares of GSE common stock; (2) warrant price: exercise price of $2.375 per share (reflecting the market price as of the date the board of directors approved the granting of the warrants); and (3) term of warrant: through August 16, 2003.

     (b) On April 6, 2001, Registrant entered into the Allonge and First Modification to Replacement Promissory Note with ManTech International Corporation. The essential terms and conditions of this Allonge are as follows:
(1) ManTech had previously guaranteed the Registrant's credit facility up to $1.8 million, in the form of two separate letters of credit; (2) ManTech agreed to allow the Registrant's bank to draw down the full amount of the letters of credit, thereby reducing Registrant's debt level with the bank; and (3) as a result, the principal amount of the loan from ManTech increased by $1.8 million, from $2.1 million to $3.9 million.

Item 7.  Financial Statements, Pro Forma Information and Exhibits

         (c) Exhibits

     10.1 Exhibit Warrant Agreement No. 1 dated September 13, 1999 between GSE Systems, Inc. and ManTech International Corporation

     10.2 Exhibit Warrant Agreement No. 2 dated September 13, 1999 between GSE Systems, Inc. and GP Strategies Corporation

     10.3 Exhibit Allonge and First Modification to Replacement Promissory Note dated April 6, 2001 between GSE Systems, Inc. and ManTech International Corporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                      GSE Systems, Inc.

Date: August 15, 2001                            By: /s/  Jeffery G. Hough

                                   10.1  Exhibit

Warrant Agreement No. 1 dated September 13, 1999 between GSE Systems, Inc. and ManTech International Corporation


THE WARRANTS REPRESENTED HEREBY HAVE BEEN ACQUIRED BY THE HOLDER NAMED HEREON FOR ITS OWN ACCOUNT FOR INVESTMENT WITH NO INTENTION OF MAKING OR CAUSING TO BE MADE ANY PUBLIC DISTRIBUTION OF ALL OR ANY PORTION THEREOF; NEITHER THIS SECURITY NOR THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SO REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE LAWS IS NOT REQUIRED.


                       WARRANT TO PURCHASE COMMON STOCK OF
                                GSE SYSTEMS, INC.


WARRANT NO. 1                                                   150,000 SHARES


         This certifies that, for value received, Mantech International Corporation (the "Holder") is entitled to subscribe for and purchase up to 150,000 shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock of GSE SYSTEMS, INC., a Delaware corporation (the "Company"), at the Warrant Price (as defined in Section 2 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

         As used herein, the term "Common Stock" shall mean the Company's authorized common stock, $.01 par value per share.

     1. Term of Warrant. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during the period beginning on August 17, 1998 (the "Initial Exercise Date") and ending on August 16, 2003.


     2. Warrant Price. The exercise price of this Warrant is $2.375 per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof (the "Warrant Price").

     3. Method of Exercise; Payment; Issuance of New Warrant. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company, by check or wire transfer, of an amount equal to the Warrant Price per share multiplied by the number of shares then being purchased. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within 15 days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such 15 day period. The issuance of any shares or other securities upon the exercise of this Warrant and the delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge (other than payment of the Warrant Price) in respect of such issuance. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established of the satisfaction of the Company that such tax has been paid.

     4. Stock Fully Paid; Reservation of Shares. All Common Stock which may be issued upon the exercise or conversion of this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     5. Adjustments.


     (a) Reclassification, Consolidation or Merger. In case of any reorganization, reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a reorganization or merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, or in case of any sale of all or substantially all of the assets of the Company, there shall thereafter be deliverable upon exercise of this Warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, reclassification, change, consolidation, merger or sale by a holder of one share of Common Stock. The Company shall not effect any such reorganization, reclassification, change, consolidation, merger or sale unless upon or before the consummation thereof the successor corporation (or if the Company shall be the surviving corporation in any such reorganization or merger and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer) shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or other property as the Holder shall be entitled to purchase in accordance with the foregoing provisions. The provisions of this subsection (a) shall similarly apply to successive reclassification, changes, consolidations, mergers and transfers.

     (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

     (c) Dividends in Cash or Property. If the Company shall distribute to all holders of Common Stock (including any such distribution made to the shareholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) (i) evidences of its indebtedness, cash or assets (other than ordinary cash dividends paid out of the net profits of the Company for its most recent fiscal year), (ii) rights, options or warrants to subscribe for or purchase Common Stock, or (iii) any equity securities of the Company (other than Common Stock), including any securities convertible into or exchangeable for shares of Common Stock, then, in each case, the Warrant Price shall be adjusted by multiplying the Warrant Price in effect immediately before the record date for the determination of shareholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price (as determined below) per share of Common Stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such securities, rights, options, or warrants, or the amount of such cash, applicable to one share, and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date. The Current Market Price per share of Common Stock as of any date shall be the average of the daily closing prices for the 20 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such date, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price of the Common Stock as furnished by the National Association of Securities Dealers, Inc. through Nasdaq, or a similar organization if Nasdaq is no longer reporting such information. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by Nasdaq or any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

     (d) Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to, Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) or
(b) then the Warrant Price shall be adjusted, from and after the record date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

     (e) No Adjustment. No adjustment in the Warrant Price pursuant to Section 5(a), (b), (c) or (d) shall be required unless such adjustment would require an increase of a decrease of at least $0.01 per share of Common Stock; provided, however, that any adjustments that by reason of this Section 5(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     (f) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to Section 5(a), (b), (c) or (d), the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     6. Notice of Adjustments. Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant at the address specified in
Section 10(d) hereof, or at such other address as may be provided to the Company in writing by the holder of this Warrant.

     7. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

     8. Compliance with the Act.

     (a) Compliance with the Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for such holder's own account for investment with no intention of making or causing to be made any public distribution of all or any portion thereof; and such securities may not be pledged, sold or in any other way transferred in the absence of an effective registration statement for such securities under the Act and registration of such securities under applicable state securities laws or (i) registration under applicable state securities laws is not required and (ii) an opinion of counsel satisfactory to the Company is furnished to the Company to the effect that registration under the Act is not required.

     (b) Restrictive Legend. The Warrants and each certificate representing (i) shares of the Company's Common Stock issuable upon exercise of the Warrants, or
(ii) any other securities issued in respect of the Warrants or the Common Stock issued upon exercise of the Warrants, upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Act) be stamped or otherwise imprinted with a legend in such form as counsel for the Company may deem necessary reflecting the provisions of Section 8(a). Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer, legend, if, with such request, the Company shall have received the opinion referred to in Section 8(a) to the effect that any transfer by such holder or the securities evidenced by such certificate will not violate the Act.

9. Transfer and Exchange of Warrant.


     (a) Transfer. Subject to Section 8 above, this Warrant may be transferred or succeeded to by any person; provided, however, that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

     (b) Exchange. Subject to compliance with the terms hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the office of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable; provided, that the last holder of this Warrant as registered on the books of the Company may be treated by the Company and all persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant or to transfer hereof on the books of the Company, any notice to the contrary notwithstanding, unless and until such holder seeks to transfer registered ownership of this Warrant on the books of the Company and such transfer is effected.

10. Miscellaneous.


     (a) No Rights as Shareholder. No holder of the Warrant or Warrants shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant or Warrants shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     (b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement, or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

     (c) Notice of Capital Changes. In case:

          (i) the Company shall declare any dividend or distribution payable to the holders of its Common Stock;

          (ii) there shall be any capital reorganization, reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or business organization; or

          (iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall give the holder of this Warrant written notice, in the manner set forth in subparagraph (d) below, of the date on which a record shall be taken for such dividend, or distribution or for determining shareholders entitled to vote upon such reorganization, reclassification, change, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such written notice shall be given at least 30 days prior to the transaction in question and not less than 20 days prior to the record date in respect thereof.

     (d) Notice. Any notice given to either party under this Warrant shall be in writing, and any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof if sent registered mail with postage prepaid, addressed to the Company at its principal executive offices and to the holder at its address set forth in the Company's books and records or at such other address as the holder may have provided to the Company in writing.

     (e) No Impairment. The Company will not, by amendment of its Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions in the Warrant.

     (f) Registration Rights. The Common Stock issued upon exercise of this Warrant shall be entitled to registration under the Act as set forth in the Questionnaire and Registration Rights Agreement.

     (g) Governing Law. This Warrant shall be governed by and construed under the laws of the State of Delaware.



         IN WITNESS WHEREOF, this Warrant is executed as of this 13th day of September, 1999.

                                                     GSE SYSTEMS, INC.



                                     By:  ______________________________________
                                              Title: Senior Vice President & CFO

                                                                      EXHIBIT1

                               NOTICE OF EXERCISE


TO:      GSE SYSTEMS, INC.


1. The undersigned hereby elects to purchase shares of Common Stock of GSE SYSTEMS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.


2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                        _______________________________
                                     (Name)
                        _______________________________

                        _______________________________
                                    (Address)

3. THE UNDERSIGNED REPRESENTS THAT THE AFORESAID SHARES OF COMMON STOCK
ARE BEING ACQUIRED FOR THE ACCOUNT OF THE UNDERSIGNED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, THE DISTRIBUTION THEREOF AND THAT THE UNDERSIGNED HAS NO PRESENT INTENTION OF DISTRIBUTING OR RESELLING SUCH SHARES EXCEPT AS PERMITTED BY THE TERMS OF SUCH WARRANT.



                                                   ___________________________
                                                      Signature

                                  10.2 Exhibit

Warrant Agreement No. 2 dated September 13, 1999 between GSE Systems, Inc. and GP Strategies Corporation


THE WARRANTS REPRESENTED HEREBY HAVE BEEN ACQUIRED BY THE HOLDER NAMED HEREON FOR ITS OWN ACCOUNT FOR INVESTMENT WITH NO INTENTION OF MAKING OR CAUSING TO BE MADE ANY PUBLIC DISTRIBUTION OF ALL OR ANY PORTION THEREOF; NEITHER THIS SECURITY NOR THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SO REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE LAWS IS NOT REQUIRED.


                       WARRANT TO PURCHASE COMMON STOCK OF
                                GSE SYSTEMS, INC.


WARRANT NO. 2                                                    150,000 SHARES


         This certifies that, for value received, GP Strategies Corporation (the "Holder") is entitled to subscribe for and purchase up to 150,000 shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock of GSE SYSTEMS, INC., a Delaware corporation (the "Company"), at the Warrant Price (as defined in
Section 2 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

         As used herein, the term "Common Stock" shall mean the Company's authorized common stock, $.01 par value per share.

     1. Term of Warrant. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during the period beginning on August 17, 1998 (the "Initial Exercise Date") and ending on August 16, 2003.


     2. Warrant Price. The exercise price of this Warrant is $2.375 per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof (the "Warrant Price").


     3. Method of Exercise; Payment; Issuance of New Warrant. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company, by check or wire transfer, of an amount equal to the Warrant Price per share multiplied by the number of shares then being purchased. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within 15 days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such 15 day period. The issuance of any shares or other securities upon the exercise of this Warrant and the delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge (other than payment of the Warrant Price) in respect of such issuance. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established of the satisfaction of the Company that such tax has been paid.

     4. Stock Fully Paid; Reservation of Shares. All Common Stock which may be issued upon the exercise or conversion of this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     5. Adjustments.

     (a) Reclassification, Consolidation or Merger. In case of any reorganization, reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a reorganization or merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, or in case of any sale of all or substantially all of the assets of the Company, there shall thereafter be deliverable upon exercise of this Warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, reclassification, change, consolidation, merger or sale by a holder of one share of Common Stock. The Company shall not effect any such reorganization, reclassification, change, consolidation, merger or sale unless upon or before the consummation thereof the successor corporation (or if the Company shall be the surviving corporation in any such reorganization or merger and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer) shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or other property as the Holder shall be entitled to purchase in accordance with the foregoing provisions. The provisions of this subsection (a) shall similarly apply to successive reclassification, changes, consolidations, mergers and transfers.

     (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

     (c) Dividends in Cash or Property. If the Company shall distribute to all holders of Common Stock (including any such distribution made to the shareholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) (i) evidences of its indebtedness, cash or assets (other than ordinary cash dividends paid out of the net profits of the Company for its most recent fiscal year), (ii) rights, options or warrants to subscribe for or purchase Common Stock, or (iii) any equity securities of the Company (other than Common Stock), including any securities convertible into or exchangeable for shares of Common Stock, then, in each case, the Warrant Price shall be adjusted by multiplying the Warrant Price in effect immediately before the record date for the determination of shareholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price (as determined below) per share of Common Stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such securities, rights, options, or warrants, or the amount of such cash, applicable to one share, and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date. The Current Market Price per share of Common Stock as of any date shall be the average of the daily closing prices for the 20 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such date, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price of the Common Stock as furnished by the National Association of Securities Dealers, Inc. through Nasdaq, or a similar organization if Nasdaq is no longer reporting such information. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by Nasdaq or any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

     (d) Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to, Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) or
(b) then the Warrant Price shall be adjusted, from and after the record date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

     (e) No Adjustment. No adjustment in the Warrant Price pursuant to Section 5(a), (b), (c) or (d) shall be required unless such adjustment would require an increase of a decrease of at least $0.01 per share of Common Stock; provided, however, that any adjustments that by reason of this Section 5(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     (f) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to Section 5(a), (b), (c) or (d), the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     6. Notice of Adjustments. Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant at the address specified in
Section 10(d) hereof, or at such other address as may be provided to the Company in writing by the holder of this Warrant.

     7. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

     8. Compliance with the Act.


          (a) Compliance with the Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for such holder's own account for investment with no intention of making or causing to be made any public distribution of all or any portion thereof; and such securities may not be pledged, sold or in any other way transferred in the absence of an effective registration statement for such securities under the Act and registration of such securities under applicable state securities laws or
     (i) registration under applicable state securities laws is not required and
     (ii) an opinion of counsel satisfactory to the Company is furnished to the Company to the effect that registration under the Act is not required.

          (b) Restrictive Legend. The Warrants and each certificate representing
     (i) shares of the Company's Common Stock issuable upon exercise of the Warrants, or (ii) any other securities issued in respect of the Warrants or the Common Stock issued upon exercise of the Warrants, upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Act) be stamped or otherwise imprinted with a legend in such form as counsel for the Company may deem necessary reflecting the provisions of Section 8(a). Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer, legend, if, with such request, the Company shall have received the opinion referred to in Section 8(a) to the effect that any transfer by such holder or the securities evidenced by such certificate will not violate the Act.

     9.  Transfer  and  Exchange of  Warrant.

          (a) Transfer. Subject to Section 8 above, this Warrant may be transferred or succeeded to by any person; provided, however, that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

          (b) Exchange. Subject to compliance with the terms hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the office of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable; provided, that the last holder of this Warrant as registered on the books of the Company may be treated by the Company and all persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant or to transfer hereof on the books of the Company, any notice to the contrary notwithstanding, unless and until such holder seeks to transfer registered ownership of this Warrant on the books of the Company and such transfer is effected.

     10. Miscellaneous.

          (a) No Rights as Shareholder. No holder of the Warrant or Warrants shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant or Warrants shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

          (b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement, or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

          (c) Notice of Capital Changes. In case:

               (i) the Company shall declare any dividend or distribution payable to the holders of its Common Stock;

               (ii) there shall be any capital reorganization, reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or business organization; or

               (iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;then, in any one or more of said cases, the Company shall give the holder of this Warrant written notice, in the manner set forth in subparagraph (d) below, of the date on which a record shall be taken for such dividend, or distribution or for determining shareholders entitled to vote upon such reorganization, reclassification, change, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such written notice shall be given at least 30 days prior to the transaction in question and not less than 20 days prior to the record date in respect thereof.

     (d) Notice. Any notice given to either party under this Warrant shall be in writing, and any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof if sent registered mail with postage prepaid, addressed to the Company at its principal executive offices and to the holder at its address set forth in the Company's books and records or at such other address as the holder may have provided to the Company in writing.

     (e) No Impairment. The Company will not, by amendment of its Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions in the Warrant.

     (f) Registration Rights. The Common Stock issued upon exercise of this Warrant shall be entitled to registration under the Act as set forth in the Questionnaire and Registration Rights Agreement.

     (g) Governing Law. This Warrant shall be governed by and construed under the laws of the State of Delaware.


         IN WITNESS WHEREOF, this Warrant is executed as of this 13th day of September, 1999.

                                                 GSE SYSTEMS, INC.



                                     By: ______________________________________
                                         Title:   Senior Vice President & CFO

                                                                     EXHIBIT1

                               NOTICE OF EXERCISE


TO:      GSE SYSTEMS, INC.


     1. The undersigned hereby elects to purchase shares of Common Stock of GSE SYSTEMS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                          ________________________________
                                     (Name)
                          ________________________________

                          ________________________________
                                    (Address)

     3. THE UNDERSIGNED REPRESENTS THAT THE AFORESAID SHARES OF COMMON STOCK ARE BEING ACQUIRED FOR THE ACCOUNT OF THE UNDERSIGNED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, THE DISTRIBUTION THEREOF AND THAT THE UNDERSIGNED HAS NO PRESENT INTENTION OF DISTRIBUTING OR RESELLING SUCH SHARES EXCEPT AS PERMITTED BY THE TERMS OF SUCH WARRANT.




                                                  _____________________________
                                                  Signature

                                    Exhibit 10.3

Allonge and First Modification to Replacement Promissory Note dated April 6, 2001 between GSE Systems, Inc. and ManTech International Corporation

                        ALLONGE AND FIRST MODIFICATION TO
                           REPLACEMENT PROMISSORY NOTE


         THIS ALLONGE AND FIRST MODIFICATION TO REPLACEMENT PROMISSORY NOTE (this "Allonge") is made as of the 6th day of April 2001, by and among (i) GSE SYSTEMS, INC., a Delaware corporation (the "Borrower"), and MANTECH INTERNATIONAL CORPORATION, a New Jersey corporation (the "Lender").

                                                      W I T N E S S E T H THAT:

         WHEREAS, in accordance with various agreements between the Lender and the Borrower, the Lender agreed to extend loans to the Borrower in the aggregate maximum principal amount of Two Million One Hundred Thousand and No/100 Dollars ($2,100,000.00) the ("Original Loan");

         WHEREAS, the Original Loan is (i) evidenced by that certain Replacement Promissory Note dated March 30, 2001 made by the Borrower payable to the order of the Lender (the "Note");

         WHEREAS, the Lender guaranteed the Borrower's credit facility from National Bank of Canada, the Borrower's principal lender ("NBOC"), up to the maximum amount of One Million Eight Hundred Thousand and No/100 Dollars ($1,800,000.00), which guarantee took the form of two letters of credit, each in the amount of Nine Hundred Thousand and No/100 Dollars ($900,000.00), and identified as irrevocable standby letter of credit no. 5867621 and irrevocable standby letter of credit no. S868784 (collectively, the "L/C's");

         WHEREAS, as of April 6, 2001, with the consent of the Lender, NBOC drew down the full amount of both L/C's;

         WHEREAS, as a result of NBOC's draw down on the L/C's, the principal amount of the loan from the Lender to the Borrower has increased by the sum of One Million Eight Hundred Thousand and No/100 Dollars ($1,800,000.00) (the "Loan Increase"), from Two Million One Hundred Thousand and No/100 Dollars ($2,100,000.00) to Three Million Nine Hundred Thousand and No/100 Dollars ($3,900,000.00); and

         WHEREAS, the Borrower and the Lender desire to enter into this Allonge to evidence the increase in the maximum principal amount of the Note, which shall evidence the Loan Increase, as hereinafter provided.

         NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

     2. Subject to the terms and conditions of the Note, the principal amount of the Note is hereby increased by One Million Eight Hundred Thousand and No/100 Dollars ($1,800,000.00), from Two Million One Hundred Thousand and No/100
Dollars ($2,100,000.00) to Three Million Nine Hundred Thousand and No/100 Dollars ($3,900,000.00), which loan is evidenced by and subject to the terms and conditions of the Note, as modified by this Allonge.

     3. This Allonge shall be physically annexed to the Note, and shall evidence the matters described herein.

     4. The Borrower hereby  acknowledges and agrees that as of the date hereof,
(i) there are no set-offs or defenses against and no defaults under the Note (as modified hereby); and (ii) no act, event or condition has occurred which, with notice or the passage of time, or both, would constitute a default under the Note.

     5. Except as hereby expressly modified, the Note shall be and remain unchanged and in full force and effect, and the same is hereby expressly approved, ratified and confirmed.

     6. The Note as modified by this Allonge is the "Subordinated Note," as such term is defined in the Subordination and Intercreditor Agreement dated March 30, 2001 by and between Mantech International Corporation and National Bank of Canada, as amended ("Subordination Agreement"). Accordingly, the Note as modified by this Allonge and all rights of the parties thereunder are subject to and governed by the terms and conditions of the Subordination Agreement.

     7. This Allonge shall be governed by the laws of the Commonwealth of Virginia (without regard to its conflicts of law rules) and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

     8. This Allonge may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.






                        [SIGNATURES FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, the undersigned have caused this Allonge to be executed as of the day and year first written above.


                                                     BORROWER:

                                                     GSE SYSTEMS, INC.


                                                  By:__________________________
                                                  Name:________________________
                                                  Title: ______________________


                                                     LENDER:

                                               MANTECH INTERNATIONAL CORPORATION


                                                 By:  _________________________
                                                 Name: ________________________
                                                 Title: _______________________